SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K/A
                          CURRENT REPORT
                         (Amendment No. 1)




             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     March 9, 2000
                                                _________________________

                       LSB INDUSTRIES, INC.
_________________________________________________________________________
      (Exact name of registrant as specified in its charter)


     Delaware                   1-7677                 73-1015226
___________________     ____________________       ______________________
 (State or other        (Commission File           (IRS Employer
 jurisdiction of            Number)                 Identification No.)
 incorporation)


16 South Pennsylvania Avenue, Oklahoma City, Oklahoma        73107
_____________________________________________________    ________________
 (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (405) 235-4546
                                                   _________________

                          Not applicable
________________________________________________________________________
  (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.
         ____________________________________

     On March 9, 2000, LSB Industries, Inc.'s (the "Company") Automotive Business consummated the purchase of substantially all of the assets, except for real estate, of The Zeller Corporation, an Ohio corporation ("Zeller") pursuant to the terms of an Asset Purchase and Sale Agreement, dated as of March 6, 2000, (the "Asset Purchase Agreement"). Zeller is engaged in the business of manufacturing and supplying universal joints.

     In connection with the acquisition of these assets, the Company's Automotive Business assumed an aggregate of approximately $7.5 million in Zeller's liabilities, $4.7 million of which was funded by the Company's primary lender. The balance of the assumed liabilities are expected to be funded out of working capital of the Automotive Business. All of Zeller's accounts receivables (approximately $2.0 million) and trade payables (approximately $1.4 million) were also assumed by the Automotive Business. For the year ended December 31, 1999, the universal joint business of Zeller had sales of approximately $11.7 million and an unaudited net loss of $1.5 million.

     In connection with the Asset Purchase Agreement, the Automotive Business also entered into a Non-Competition Agreement, dated March 6, 2000, with Mark Zeller, a shareholder and former President of Zeller, which provides that Mark Zeller shall not compete with L&S in the continental United States or Canada for a ten year period in exchange for an annual payment of $118,750.

     The Company intends to continue using the Zeller assets purchased for substantially the same purposes as such were being used prior to the acquisition by the Company.

Item 7.   Financial Statements and Exhibits.
          __________________________________

     (a) Financial Statements regarding the transaction described herein are not required pursuant to Rule 3-05 of Regulation S-X, as promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-X"), as none of the conditions of Rule 1-02(w) under Regulation S-X are satisfied to the twenty percent level by the acquisition of Zeller, based upon the Company's audited financial statements for the year ended December 31, 1999, as permitted by Rule 3-05(b)(3).

     (c)  Exhibits.

          2.1  Asset Purchase and Sale Agreement, dated as of
               March 6, 2000, between L&S Automotive Products Co. and The Zeller Corporation.

          99.1 Non-Competition Agreement, dated as of March 6,
               2000, between L&S Automotive Products Co. and Mark
               Zeller.

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
                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 5, 2000.

                              LSB INDUSTRIES, INC.



                             By: /s/ Tony M. Shelby
                                _________________________________
                                  Tony M. Shelby
                                  Senior Vice President and
                                  Chief Financial Officer

























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